EXHIBIT E

                                                               Conformed Copy

                            FIRST RESERVE CORPORATION



                                  June 23, 1995



Enterra Corporation
13100 Northwest Freeway
6th Floor
Houston, TX  77040-6310
Attention:  D. Dale Wood, Chairman of the Board,
            President and Chief Executive Officer



          Reference is made to the attached Letter Agreement dated June 23, 1995 between First Reserve Corporation, the First Reserve Funds (as set forth therein) and Weatherford International Incorporated (the "Letter Agreement"). As an inducement to, and in consideration of, Enterra Corporation's ("Enterra") consenting to the Letter Agreement, the undersigned covenants and agrees that at any meeting of the stockholders of Enterra at which the adoption of the Agreement and Plan of Merger between Weatherford and Enterra dated June 23, 1995 (the "Agreement") is to be voted upon, if the Board of Directors of Enterra is recommending, at the time of such meeting, the stockholders of Enterra vote against the adoption of the Agreement, the undersigned will vote any securities of Enterra over which the undersigned has voting authority against such adoption.

                          Very truly yours,

                          FIRST RESERVE CORPORATION

                          By: /s/ William E. Macaulay
                             William E. Macaulay
                             President and Chief
                             Executive officer


                          FIRST RESERVE FUNDS:

                          AMERICAN GAS & OIL INVESTORS

                          By: FIRST RESERVE CORPORATION,
                              its Managing General
                              Partner


                          By: /s/ William E. Macaulay
                             William E. Macaulay
                             President and Chief
                             Executive Officer,
                             First Reserve Corporation

                          AMGO II, L.P.

                          By: FIRST RESERVE CORPORATION,
                              its Managing General
                              Partner


                          By: /s/ William E. Macaulay
                             William E. Macaulay
                             President and Chief
                             Executive Officer
                             First Reserve Corporation


                          AMGO III, L.P.

                          By: FIRST RESERVE CORPORATION,
                              its Managing General
                              Partner


                          By:/s/ William Macaulay
                             William E. Macaulay
                             President and Chief
                             Executive Officer,
                             First Reserve Corporation



                          FIRST RESERVE SECURED ENERGY
                          ASSETS FUND, L.P.

                          By: FIRST RESERVE CORPORATION,
                              its Managing General
                              Partner


                          By: /s/ William E. Macaulay
                              William E. Macaulay
                              President and Chief
                              Executive Officer,
                              First Reserve Corporation



                          FIRST RESERVE FUND V, L.P.

                          By: FIRST RESERVE CORPORATION,
                              its Managing General
                              Partner


                          By: /s/ William E. Macaulay
                              William E. Macaulay
                              President and Chief
                              Executive Officer,
                              First Reserve Corporation

                          FIRST RESERVE FUND V-2, L.P.

                          By: FIRST RESERVE CORPORATION,
                              its Managing General
                              Partner


                          By: /s/ William E. Macaulay
                              William E. Macaulay
                              President and Chief
                              Executive Officer,
                              First Reserve Corporation



                          FIRST RESERVE FUND VI, L.P.

                          By: FIRST RESERVE CORPORATION,
                              its Managing General
                              Partner


                          By: /s/ William E. Macaulay
                              William E. Macaulay
                              President and Chief
                              Executive Officer,
                              First Reserve Corporation

AGREED AND CONFIRMED:

ENTERRA CORPORATION

By:  /s/ D. Dale Wood
D. Dale Wood
Chairman of the Board,
President and Chief
Executive Officer